UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

____________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 26, 2010

MEDIA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53214	26-1703958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 State Street, Suite 459, Salem, Oregon	97301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 813-1118

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amended Current Report on Form 8-K/A (“8-K/A”) is being filed to amend the Reports on Form 8-K filed on March 1, 2010 and March 25, 2010 (the “Original 8-Ks”), to provide the financial statements of the Business Acquired pursuant to Rule 8-04 of Regulation S-X.

Except for filing of the financial statements of the Business Acquired, this 8-K/A does not amend or update any other information contained in the Original 8-Ks.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements.

As previously disclosed in the Current Report on Form 8-K filed on March 1, 2010 and March 25, 2010, on February 22, 2010, Media Technologies, Inc. (formerly Town and Country Appraisal Services, Inc.) (the “Company”) entered into a Share Exchange Agreement with Speedpal Broadband, a Nevada corporation (“Speedpal”) and the sole shareholder of Speedpal, pursuant to which the Company acquired 100% of the issued and outstanding capital stock of Speedpal, in exchange for 2,500,000 newly issued restricted shares of the Company’s common stock, thereby making Speedpal a wholly-owned subsidiary of the Company. The closing occurred on February 26, 2010.

The Uuaudited Condensed Combined Pro forma Financial Statements taking into account the acquisition of Speedpal Broadband, Inc. are followed by the audited financial statements of Speedpal, the Business Acquired, pursuant to Rule 8-04 of Regulation S-X, in this Current Report.

MEDIA TECHNOLOGIES, INC.

(FORMERLY TOWN AND COUNTRY APPRAISAL SERVICE, INC.)

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

December 31, 2009

TABLE OF CONTENTS

Page

Unaudited Condensed Combined Pro Forma Balance Sheet

4

Unaudited Condensed Combined Pro Forma Statements of Operations

5

Unaudited Condensed Combined Pro Forma Statements of Stockholder’s Equity

6

MEDIA TECHNOLOGIES, INC.

(Formerly Town and Country Appraisal Service, Inc.)

UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

	Town and Country Appraisal Service, Inc. December 31, 2009		Speedpal Broadband Inc. December 31, 2009		Combined Totals	Pro Forma Adjustments	AJE		Adjusted ProForma Totals December 31, 2009
ASSETS

Current Assets:
Cash	$964		$341		$1,305	$(964)	[4]		$341
Accounts Receivable, net	4,875		-		4,875	(4,875)	[4]		-

Total Current Assets	5,839		341		6,180	(5,839)			341

Property and Equipment, net	2,482		-		2,482	(2,482)	[4]		-

TOTAL ASSETS	$8,321		$341		$8,662	$(8,321)			$341

LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)

Current Liabilities:
Accounts Payable and Accrued Expenses	$30,368	$	$ 11,729		$42,097	$(30,368)	[4]		$11,729
Customer Deposits	-		1,148		1,148	-			1,148
Customer Refunds Payable	-		4,391		4,391	-			4,391
Related Party Payable	-		151,523		151,523	-			151,523

Total Current Liabilities	30,368		168,791		199,159	(30,368)			168,791

Total Liabilities	30,368		168,791		199,159	(30,368)			168,791

Stockholders' Equity (Deficit):
Preferred Stock	-		-		-	-			-
Common Stock	10,000		100		10,100	(2,340)	[1]		10,160
						2,500	[2]
						(100)	[3]
Additional Paid-in Capital	(9,340)		900		(8,440)	2,340	[1]		(2,988)
						(2,500)	[2]
						100	[3]
						5,512	[4]
Accumulated Deficit	(22,707)		(169,450)		(192,157)	16,535	[4]		(175,622)

Total Stockholders' Equity (Deficit)	(22,047)		(168,450)		(190,497)	22,047			(168,450)

TOTAL LIABILITIES
AND STOCKHOLDERS'
EQUITY (DEFICIT)	$8,321		$341	$	$ 8,662	$(8,321)		$	$ 341

1

To record the cancellation of 2,340,000 shares pursuant to share exchange agreement

2

To record the issuance of 2,500,000 shares pursuant to share exchange agreement

3

To eliminate common stock of Speed PalBroadband, Inc.

4

To eliminate assets and liabilities and accumulated deficit related to operations of current appraisial service business

MEDIA TECHNOLOGIES, INC.

(Formerly Town and Country Appraisal Service, Inc.)

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

	Town and Country Appraisal Service, Inc. For the Year Ended December 31, 2009	Speedpal Broadband, Inc. For the Year Ended December 31, 2009	Combined Totals	Pro Forma Adjustments	AJE	Pro-Forma Adjusted Combined Totals For the Year Ended December 31, 2009

REVENUES	$123,798	$104,979	$228,777	$-		$228,777
COST OF SALES	-	-	-	-		-

GROSS PROFIT	123,798	104,979	228,777	-		228,777

OPERATING EXPENSES

Compensation and contractor fees	86,900	-	86,900	-		86,900
General and administrative	43,070	29,352	72,422	-		72,422
Salaries and wages	-	97,065	97,065	-		97,065
Computer and internet expenses	-	37,404	37,404	-		37,404

Total Operating Expenses	129,970	163,821	293,791	-		293,791

OPERATING LOSS	(6,172)	(58,842)	(65,014)	-		(65,014)

NET LOSS	$(6,172)	$(58,842)	$(65,014)	$-		$(65,014)

MEDIA TECHNOLOGIES, INC.
(Formerly Town and Country Appraisal Service, Inc.)
Unaudited Combined Pro Forma Statements of Stockholders' Equity (Deficit)

						Accumulated
					Additional	Deficit/
	Preferred Stock		Common Stock		Paid-In	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total

Balance, December 31, 2009
(Media Technologies, Inc. pre-merger)	-	$-	10,000,000	$10,000	$(9,340)	$(16,535)	$(15,875)

Balance, December 31, 2009
(Speedpal Broadband, Inc. pre-merger)	-	-	1,000,000	100	900	(110,608)	(109,608)

Cancellation of common stock	-	-	(2,340,000)	(2,340)	2,340	-	-

Recapitalization pursuant to share exchange	-	-	1,500,000	2,400	3,112	16,535	22,047

Net (loss) for the year
ended December 31, 2009	-	-	-	-	-	(65,014)	(65,014)

Balance, December 31, 2009	-	$-	10,160,000	$10,160	$(2,988)	$(175,622)	$(168,450)

SPEEDPAL BROADBAND, INC.

FINANCIAL STATEMENTS

December 31, 2009

TABLE OF CONTENTS

Page

Audit Report of Independent Accountants

 8

Balance Sheets – December 31, 2009 and 2008

 9

Statements of Operations for the years ended December 31, 2009 and 2008

 10

Statements of Stockholders’ (Deficit) for the years ended December 31, 2009 and 2008

 11

Statements of Cash Flows for the years ended December 31, 2009 and 2008

 12

Notes to Financial Statements

 13

SADLER, GIBB & ASSOCIATES, L.L.C.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Speedpal Broadband, Inc.

We have audited the accompanying balance sheets of Speedpal Broadband, Inc. as of December 31, 2009 and 2008, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Speedpal Broadband, Inc. as of December 31, 2009 and 2008, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, since inception the Company has had losses from operations and an accumulated deficit of $169,450, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ SADLER, GIBB AND ASSOCIATES, LLC

SADLER, GIBB AND ASSOCIATES, LLC

Salt Lake City, UT

September 1, 2010

SPEEDPAL BROADBAND, INC.
Balance Sheets

ASSETS

	December 31,	December 31,
	2009	2008

CURRENT ASSETS

Cash	$341	$-

Total Current Assets	341	-

TOTAL ASSETS	$341	$-

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES

Bank overdraft	$-	$461
Accounts payable and accrued expenses	11,729	914
Customer deposits	1,148	1,326
Customer refunds payable	4,391	3,917
Related party payable	151,523	102,990

Total Current Liabilities	168,791	109,608

TOTAL LIABILITIES	168,791	109,608

STOCKHOLDERS' (DEFICIT)

Preferred stock, par value $0.001; 1,000,000
shares authorized; no shares issued
and outstanding	-	-
Common stock; par value $0.001; 75,000,000
shares authorized; 1,000,000 shares issued
and outstanding	100	100
Additional paid-in capital	900	900
Accumulated deficit	(169,450)	(110,608)

Total Stockholders' (Deficit)	(168,450)	(109,608)

TOTAL LIABILITIES AND
STOCKHOLDERS' (DEFICIT)	$341	$-

The accompanying notes are an integral part of these financial statements.

SPEEDPAL BROADBAND, INC.
Statements of Operations

	For the Years Ended
	December 31,
	2009	2008

REVENUES	$104,979	$100,859

OPERATING EXPENSES

Salaries and wages	97,065	100,751
Computer and internet expenses	37,404	32,894
General and administrative	29,352	46,736

Total Operating Expenses	163,821	180,381

LOSS FROM OPERATIONS	(58,842)	(79,522)

LOSS BEFORE TAXES	(58,842)	(79,522)

Provision for Income Taxes	-	-

NET LOSS	$(58,842)	$(79,522)

BASIC LOSS PER SHARE	$(0.06)	$(0.08)

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING	1,000,000	1,000,000

The accompanying notes are an integral part of these financial statements.

SPEEDPAL BROADBAND, INC.
Statements of Stockholders' (Deficit)

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	(Deficit)

Balance, December 31, 2007	1,000,000	$100	$900	$(31,086)	$(30,086)

Net loss for the year
ended December 31, 2008	-	-	-	(79,522)	(79,522)

Balance, December 31, 2008	1,000,000	100	900	(110,608)	(109,608)

Net loss for the year
ended December 31, 2009	-	-	-	(58,842)	(58,842)

Balance, December 31, 2009	1,000,000	$100	$900	$(169,450)	$(168,450)

The accompanying notes are an integral part of these financial statements.

SPEEDPAL BROADBAND, INC.
Statements of Cash Flows

	For the Years Ended
	December 31,
	2009	2008
OPERATING ACTIVITIES

Net loss	$(58,842)	$(79,522)
Adjustments to reconcile net loss to net cash
used in operating activities:

Changes in operating assets and liabilities
Increase in accounts payable	10,815	914
Increase (decrease) in customer deposits	(178)	1,326
Increase in customer refunds payable	474	3,917

Net Cash Used in Operating Activities	(47,731)	(73,365)

FINANCING ACTIVITIES

Bank overdraft	-	461
Bank overdraft repaid	(461)	-
Proceeds from related party advances	89,328	71,490
Payments on related party advances	(40,795)	-

Net Cash Provided by Financing Activities	48,072	71,951

NET INCREASE (DECREASE) IN CASH	341	(1,414)

CASH AT BEGINNING OF YEAR	-	1,414

CASH AT END OF YEAR	$341	$-

CASH PAID FOR:

Interest	$-	$-
Income Taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

SPEEDPAL BROADBAND, INC.

Notes to Financial Statements

December 31, 2009 and 2008

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Speedpal Broadband, Inc, (the “Company”) was incorporated under the laws of the State of Nevada on July 23, 2007, and is engaged in the business of providing high speed broadband internet services to both residential and commercial customers.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Basis

The basis is accounting principles generally accepted in the United States of America. The Company has adopted a December 31 fiscal year end.

Basic Loss per Common Share

Basic loss per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of December 31, 2009 and 2008.

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Loss (numerator)	$(58,842)	$(79,522)
Common shares outstanding	1,000,000.	1,000,000.
Basic loss per share	$(0.06)	$(0.08)

Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Revenue Recognition

The Company recognizes revenue when two types of services offered by the Company have been provided and collection is reasonably assured:

SPEEDPAL BROADBAND, INC.

Notes to Financial Statements

December 31, 2009 and 2008

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued)

1.

Broadband Internet Subscription Revenue - The main business of the Company is to provide high-speed, broadband internet services to both residential and commercial customers. When a new customer is signed up and installation is complete the customer pays in advance for the first month of service and the Company begins providing broadband service to the customer. The fee paid in advance and all monthly fees paid over the life of the contract are paid in advance of services provided. As such, revenue on broadband internet subscription transactions is recognized in the month following the billing of such revenue.

2.

Work Order Revenue - When a new customer signs up for service, they contact the Company offices and request installation. Installation is a set fee and is paid on the date of installation. These funds are recorded as revenue during the first month of service due to the fact that the installation fee is non-refundable and each contract is set up with no contract life (i.e. each customer is under contract on a month-to-month basis). Therefore the Company does not recognize work order revenue over the life of the contract. This category of revenue also includes any other types of labor required by the customer (maintenance, troubleshooting, replacement of hardware, etc.) and is also recognized at the time of service as the Company offers no warranty on their products or services.

Advertising Costs

The Company’s policy regarding advertising is to expense advertising costs when incurred. The Company did not incur any advertising expense during the years ended December 31, 2009 and 2008.

Income Taxes

The Company provides for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. SFAS No. 109 Requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. The Company’s predecessor operated as entity exempt from Federal and State income taxes.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 39% to the net loss before provision for income taxes for the following reasons:

SPEEDPAL BROADBAND, INC.

Notes to Financial Statements

December 31, 2009 and 2008

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes (Continued)

		December 31, 2009	December 31, 2008
Income tax expense at statutory rate		$22,948)	$31,014 )
Valuation allowance		(22,948)	(31,014)
Income tax expense per books	$	-)	$-

Net deferred tax assets consist of the following components as of:

		December 31, 2009		December 31, 2008
NOL Carryover		$66,086)		$43,137 )
Valuation allowance		(66,086)		(43,137)
Net deferred tax asset	$	-)	$	-)

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of $169,450 for federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.

Stock-based compensation.

As of December 31, 2009, the Company has not issued any share-based payments to its employees.

The Company adopted SFAS No. 123-R effective January 1, 2006 using the modified prospective method. Under this transition method, stock compensation expense includes compensation expense for all stock-based compensation awards granted on or after January 1,2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No. 123-R.

Recent Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update 2010-02, Consolidation (Topic 810): Accounting and Reporting for Decreases in Ownership of a Subsidiary. This amendment to Topic 810 clarifies, but does not change, the scope of current US GAAP. It clarifies the decrease in ownership provisions of Subtopic 810-10 and removes the potential conflict between guidance in that Subtopic and asset derecognition and gain or loss recognition guidance that may exist in other US GAAP. An entity will be required to follow the amended guidance beginning in the period that it first adopts FAS 160 (now included in Subtopic 810-10). For those entities that have already adopted FAS 160, the amendments are effective at the beginning of the first interim or annual reporting period ending on or after December 15, 2009. The amendments should be applied retrospectively to the first period that an entity adopted FAS 160. The Company does not expect the provisions of ASU 2010-02 to have a material effect on the financial position, results of operations or cash flows of the Company.

SPEEDPAL BROADBAND, INC.

Notes to Financial Statements

December 31, 2009 and 2008

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (Continued)

In January 2010, the FASB issued Accounting Standards Update 2010-01, Equity (Topic 505): Accounting for Distributions to Shareholders with Components of Stock and Cash (A Consensus of the FASB Emerging Issues Task Force). This amendment to Topic 505 clarifies the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a limit on the amount of cash that will be distributed is not a stock dividend for purposes of applying Topics 505 and 260. Effective for interim and annual periods ending on or after December 15, 2009, and would be applied on a retrospective basis. The Company does not expect the provisions of ASU 2010-01 to have a material effect on the financial position, results of operations or cash flows of the Company.

In December 2009, the FASB issued Accounting Standards Update 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 167. (See FAS 167 effective date below.)

In December 2009, the FASB issued Accounting Standards Update 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets. This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 166. (See FAS 166 effective date below)

In October 2009, the FASB issued Accounting Standards Update 2009-15, Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing. This Accounting Standards Update amends the FASB Accounting Standard Codification for EITF 09-1. (See EITF 09-1 effective date below.)

In October 2009, the FASB issued Accounting Standards Update 2009-14, Software (Topic 985): Certain Revenue Arrangements That Include Software Elements. This update changed the accounting model for revenue arrangements that include both tangible products and software elements. Effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted. The Company does not expect the provisions of ASU 2009-14 to have a material effect on the financial position, results of operations or cash flows of the Company.

In October 2009, the FASB issued Accounting Standards Update 2009-13, Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements. This update addressed the accounting for multiple-deliverable arrangements to enable vendors to account for products or services (deliverables) separately rather than a combined unit and will be separated in more circumstances that under existing US GAAP. This amendment has eliminated that residual method of allocation. Effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted. The Company does not expect the provisions of ASU 2009-13 to have a material effect on the financial position, results of operations or cash flows of the Company.

SPEEDPAL BROADBAND, INC.

Notes to Financial Statements

December 31, 2009 and 2008

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (Continued)

In September 2009, the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). This update provides amendments to Topic 820 for the fair value measurement of investments in certain entities that calculate net asset value per share (or its equivalent). It is effective for interim and annual periods ending after December 15, 2009. Early application is permitted in financial statements for earlier interim and annual periods that have not been issued. The Company does not expect the provisions of ASU 2009-12 to have a material effect on the financial position, results of operations or cash flows of the Company.

In July 2009, the FASB ratified the consensus reached by EITF (Emerging Issues Task Force) issued EITF No. 09-1, (ASC Topic 470) "Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance" ("EITF 09-1"). The provisions of EITF 09-1, clarifies the accounting treatment and disclosure of share-lending arrangements that are classified as equity in the financial statements of the share lender. An example of a share-lending arrangement is an agreement between the Company (share lender) and an investment bank (share borrower) which allows the investment bank to use the loaned shares to enter into equity derivative contracts with investors. EITF 09-1 is effective for fiscal years that beginning on or after December 15, 2009 and requires retrospective application for all arrangements outstanding as of the beginning of fiscal years beginning on or after December 15, 2009. Share-lending arrangements that have been terminated as a result of counterparty default prior to December 15, 2009, but for which the entity has not reached a final settlement as of December 15, 2009 are within the scope. Effective for share-lending arrangements entered into on or after the beginning of the first reporting period that begins on or after June 15, 2009. The Company does not expect the provisions of EITF 09-1 to have a material effect on the financial position, results of operations or cash flows of the Company.

NOTE 2. GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principle, which contemplate continuation of the Company as a going concern. However, the Company has an accumulated deficit of $169,450 as of December 31, 2009. The Company currently has limited liquidity, and has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses The Company intends to position itself so that it may be able to raise additional funds through the capital markets. In light of management’s efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

NOTE 3. RELATED PARTY TRANSACTIONS

The Company does not have sufficient funds to meet its operating expenses and the Company’s founder has advanced funds in the amount of $151,523 and $102,990 at December 31, 2009 and 2008, respectively. The related party payable is non-interest bearing, unsecured and is payable upon demand.

SPEEDPAL BROADBAND, INC.

Notes to Financial Statements

December 31, 2009 and 2008

NOTE 4. SUBSEQUENT EVENTS

Effective January 1, 2010, the Company entered into a Share Exchange Agreement dated (the “Share Exchange Agreement”) with Speedpal Broadband, a Nevada corporation (“Speedpal”) and the sole shareholder of Speedpal, pursuant to which the Company acquired 100% of the issued and outstanding capital stock of Speedpal (the “Speedpal Acquisition”). The closing of the Speedpal Acquisition occurred on February 26, 2010 (the “Closing Date”). Pursuant to the terms of the Share Exchange Agreement, the Company issued 2,500,000 shares of its common stock to the Speedpal Shareholder, in exchange for all the issued and outstanding capital stock of Speedpal, thereby making Speedpal a wholly-owned subsidiary of the Company.

In accordance with ASC 855-10 the Company’s management reviewed all material events and determined that there are no additional subsequent events to report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWN AND COUNTRY APPRAISAL SERVICE INC.

Dated: September 14, 2010

/s/ J. Michael Heil

By: J. Michael Heil

Its: President and CEO